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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                     ----------------------------------

                                  FORM 8-K

                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): April 1, 2004



                            FALCON PRODUCTS, INC.
           (Exact name of registrant as specified in its charter)


         DELAWARE                    1-11577                   43-0730877
      (State or other           (Commission File            (I.R.S. Employer
      jurisdiction of                Number)                 Identification
       organization)                                              Number)


           9387 DIELMAN INDUSTRIAL DRIVE
               ST. LOUIS, MISSOURI                                63132
     (Address of principal executive offices)                  (Zip Code)


                               (314) 991-9200
            (Registrant's telephone number, including area code)



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ITEM 5.           OTHER EVENTS AND REGULATION FD DISCLOSURE.

                  On April 1, 2004, Falcon Products, Inc. issued a press release announcing both the appointment of Phillip J. Pacey as vice president and chief financial officer and the resignation of David Morley as president and chief operating officer. The text of the press release, which is attached as Exhibit 99, is incorporated by reference herein.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

                  (c) Exhibits. See Exhibit Index.
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                                 SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 5, 2004

                                       FALCON PRODUCTS, INC.


                                       By  /s/ Franklin A. Jacobs
                                          --------------------------------
                                       Franklin A. Jacobs
                                       Chairman and Chief Executive Officer





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                                EXHIBIT INDEX


Exhibit No.                Description
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99                         Press Release, dated April 1, 2004.